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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Amendment No. 1 to Registration Statement No. 333-41406 of ACT Manufacturing, Inc. on Form S-3 of our report dated February 16, 2000, except as to Note 14 which is dated March 15, 2000, appearing in and incorporated by reference in the Prospectus, which is part of this Registration Statement.

   We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 28, 2000